                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PIA MERCHANDISING SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                        PIA MERCHANDISING SERVICES, INC.
                      19900 MACARTHUR BOULEVARD, SUITE 900
                            IRVINE, CALIFORNIA 92718

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 1997

                            ------------------------

TO THE STOCKHOLDERS OF PIA MERCHANDISING SERVICES, INC.:

    The 1997 Annual Meeting of Stockholders (the "1997 Annual Meeting") of PIA Merchandising Services, Inc. (the "Company" or "PIA") will be held at 10:00 a.m., Pacific Time, on Friday, June 6, 1997 at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, for the following purposes:

    1. To elect six Directors of the Company to serve during the ensuing year and until their successors are elected and qualified.

    2. To approve amendments to the 1995 Stock Option Plan to permit limited transferability of options and limit option grants to participants pursuant to Section 162(m) of the Internal Revenue Code of 1986.

    3.  To approve the adoption of the Employee Stock Purchase Plan.

    4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1997.

    5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on April 22, 1997 will be entitled to notice of and to vote at the 1997 Annual Meeting or any adjournment or postponement thereof.

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996 is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

                                          By Order of the Board of Directors

                                          PATRICK C. HADEN
                                          SECRETARY

May 8, 1997
Irvine, California

    YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                            ------------------------

    REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO ROY
L. OLOFSON, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE COMPANY, 19900 MACARTHUR BOULEVARD, SUITE 900, IRVINE, CALIFORNIA 92718.

                        PIA MERCHANDISING SERVICES, INC.
                      19900 MACARTHUR BOULEVARD, SUITE 900
                            IRVINE, CALIFORNIA 92718

                            ------------------------

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 1997

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of PIA Merchandising Services, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders (the "1997 Annual Meeting") to be held on Friday, June 6, 1997 at 10:00 a.m., Pacific Time, at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 1997 Annual Meeting were mailed or delivered to the stockholders of the Company on or about May 8, 1997.

MATTERS TO BE CONSIDERED

    The 1997 Annual Metting has been called to (1) elect six Directors of the Company to serve during the ensuing year and until their successors are elected and qualified, (2) approve amendments to the 1995 Stock Option Plan to permit limited transferability of options and limit option grants to participants pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (3) approve the adoption of the Employee Stock Purchase Plan, (4) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1997 and (5) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

    The Board has fixed the close of business on April 22, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 1997 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were outstanding 5,899,558 shares of the Company's common stock, $.01 par value (the "Common Stock").

QUORUM AND VOTING REQUIREMENTS

    The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 1997 Annual Meeting. As to all matters, each stockholder is entitled to one vote for each share of Common Stock held. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Director nominees who receive the greatest number of votes at the 1997 Annual Meeting will be elected to the Board of the Company. Stockholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of Directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    All proxies which are properly completed, signed and returned prior to the 1997 Annual Meeting will be voted. Any proxy given by a stockholder may be revoked at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy bearing a later date or by the stockholder attending the 1997 Annual Meeting and voting his or her shares in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 1, 1997 by: (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the executive officers named in the Summary Compensation Table; and (iv) the Company's directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                     AMOUNT OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIALLY OWNED   PERCENTAGE
--------------------------------------------------  ------------------   ----------
Riordan, Lewis & Haden(1).........................        1,637,151(2)      27.6%
  300 S. Grand Avenue, 29th Floor
  Los Angeles, California 90071

Clinton E. Owens..................................          707,693(3)      11.6
  c/o PIA Merchandising Services, Inc.
  19900 MacArthur Boulevard, Suite 900
  Irvine, California 92718

Strong Capital Management, Inc....................          567,700(4)       9.6
Richard S. Strong
  100 Heritage Reserve
  Memomonee Falls, Wisconsin 53051

California Community Foundation...................          484,872(5)       8.1
  606 S. Olive Street, Suite 2400
  Los Angeles, California 90014

Hughes Investment Management Company on
  behalf of the Hughes Retirement Plans Trust.....          300,000(6)       5.1
Hughes Electronics Corporation
  7200 Hughes Terrace
  Los Angeles, California 90045

John A. Colwell...................................           13,332(7)      *

Thomas A. Goss....................................          109,738(8)       1.8

Larry M. Dorr.....................................          120,583(9)       2.0

Michael J. Skinner................................           15,851(10)     *

Edwin E. Werner...................................            2,584(11)     *

Patrick C. Haden..................................        1,639,651(12)     27.6

Joseph H. Coulombe................................           14,458(13)     *

Edwin E. Epstein..................................           17,461(14)     *

J. Christopher Lewis..............................        1,639,651(15)     27.6

All directors and executive officers as a group
  (12 persons)....................................        2,690,821         42.5%

------------------------

 *  Less than 1%.

(1) Shares are owned by RVM/PIA, a California limited partnership managed by Riordan, Lewis & Haden ("RLH").

(2) Includes 29,729 shares issuable upon exercise of certain warrants to purchase Common Stock owned by RLH.

(3) Includes 498,394 shares held by Clinton E. and Mary Ann Owens as Trustees of The Owens Family Trust dated June 20, 1994, 9,300 shares held by Clinton E. Owens as Trustee of the Welch Trust for Marcia Browning and 199,999 shares issuable upon the exercise of options which are exercisable as of, or will become exercisable within 60 days of, April 1, 1997. Does not include 2,702 shares issuable upon the exercise of an option held by Mary Ann Owens, which are exercisable as of, or will become exercisable within 60 days of April 1, 1997.

(4) All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G, dated February 13, 1997, jointly filed by Strong Capital Management, Inc. and Richard S. Strong.

(5) Includes 66,666 shares issuable upon exercise of a warrant to purchase Common Stock.

(6) All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G dated February 7, 1997, jointly filed by Hughes Investment Management Company on behalf of the Hughes Retirement Plans Trust and Hughes Electronics Corporation.

(7) Includes 7,027 shares issuable upon the exercise of options which are exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

(8) Includes 81,081 shares issuable upon the exercise of an option which is exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

(9) Includes 77,027 shares issuable upon the exercise of options which are exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

(10) Includes 14,851 shares issuable upon the exercise of options which are exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

(11) Includes 1,351 shares issuable upon the exercise of an option which is exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

(12) Includes 1,637,151 shares owned by RLH. Mr. Haden, a director of the Company, may be deemed to share voting and investment power with respect to all such shares as a general partner of RLH. No other person, other than J. Christopher Lewis, a director of the Company has voting power or investment power with respect to such shares. Also includes 2,500 shares issuable upon the exercise of an option held by Mr. Haden which is exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

(13) Includes 5,405 shares held by Joseph H. Coulombe as Trustee of The Coulombe Family Trust dated July 26, 1980 and 9,053 shares issuable upon the exercise of options which are exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

(14) Includes 10,405 shares issuable upon the exercise of options which are exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

(15) Includes 1,637,151 shares owned by RLH. Mr. Lewis, a director of the Company, may be deemed to share voting and investment power with respect to all such shares as a general partner of RLH. No other person, other than Patrick C. Haden, a director of the Company, has voting power or investment power with respect to such shares. Also includes 2,500 shares issuable upon the exercise of an option held by Mr. Lewis which is exercisable as of, or will become exercisable within 60 days of, April 1, 1997.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    Six Directors are to be elected at the 1997 Annual Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of the persons listed below. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Company. Management has no present knowledge that any of the persons named will be unavailable to serve.

    No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

INFORMATION CONCERNING NOMINEES TO BOARD OF DIRECTORS

    Information is set forth below concerning the incumbent Directors, all of whom are also nominees for election as Directors. Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director if elected.

NAME                                   AGE                    POSITION WITH THE COMPANY
---------------------------------      ---      -----------------------------------------------------
Clinton E. Owens.................          55   Chairman of the Board, Chief Executive Officer and
                                                  Director

John A. Colwell..................          46   Vice Chairman and Director

Patrick C. Haden(1)(2)...........          44   Secretary and Director

Joseph H. Coulombe(2)............          66   Director

Edwin E. Epstein(1)..............          73   Director

J. Christopher Lewis.............          41   Director

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    MR. OWENS has been the Chairman and Chief Executive Officer of PIA since its acquisition in August 1988. Mr. Owens has over 30 years experience in the merchandising services and packaged goods industries. Mr. Owens previously has served as Senior Vice President of Sales and Marketing of Coca Cola Foods, and has also served in various management positions with RJR Foods and Procter & Gamble, among others.

    MR. COLWELL has been a member of the Board of Directors of the Company since March 1991. On August 1, 1996, he was named Vice President--Mergers and Acquisitions, and on February 17, 1997, he was named a Vice Chairman. From January 1991 through July 1996, Mr. Colwell served as a Managing Director of Lineberger & Co., a private equity investment firm, as well as Senior Vice President of River City Plastics, Inc., a manufacturer of polyvinyl chloride pipe. Mr. Colwell continues to act as a consultant to River City Plastics.

    MR. HADEN became a member of the Board of Directors of the Company in August 1988 in connection with PIA's acquisition. Since 1987, Mr. Haden has been a general partner of Riordan, Lewis & Haden, a Los Angeles based partnership which invests in management buy-out and venture capital transactions. Mr. Haden also serves as a director of Tetra Tech, Inc., an environmental engineering and consulting firm, and several privately-held companies.

    MR. COULOMBE has been a member of the Board of Directors of the Company since May 1993. Mr. Coulombe is the founder and former Chief Executive Officer of Trader Joe's, a specialty food grocery chain that was founded in 1958. Mr. Coulombe sold Trader Joe's in 1979 and remained the Chief Executive Officer of Trader Joe's until January 1989. From February 1995 to April 1995, Mr. Coulombe served as President and Chief Executive Officer of Sport Chalet, and served as a director of Sport Chalet from February 1993 to June 1994. From February 1994 to January 1995, Mr. Coulombe served as Chief Executive Officer of Provigo Corp., the Northern California subsidiary of Provigo Inc., of Montreal. From June 1992 to January 1994, Mr. Coulombe served as a member of the Board of Directors of Imperial Bank, a subsidiary of Imperial Bancorp. From March 1992 to October 1992, Mr. Coulombe served as Executive Vice President of Pacific Enterprises in charge of Thrifty Corporation, and also served as Co-Chairman of Thrifty Corporation. From June 1989 through March 1992, Mr. Coulombe acted as an independent business consultant. Mr. Coulombe also serves as a director of Cost Plus World Market, a home furnishings store chain, and New Bristol Farms, Inc., a gourmet food grocery chain.

    MR. EPSTEIN has been a member of the Board of Directors of the Company since December 1992. Mr. Epstein was the co-founder and Chief Operating Officer of Great Eastern Food Markets from 1947 to 1971. In 1967, Great Eastern was merged into Hills Super Markets, Inc., operating stores in New York, New Jersey and Connecticut, and Mr. Epstein served as President and Chief Executive Officer. Since selling his interests in 1971, Mr. Epstein has served as President of Retailing Insights, Inc., a food industry consulting firm. Mr. Epstein also serves as a director of Information Resources, Inc., a business information services company.

    MR. LEWIS has been a member of the Board of Directors of the Company since April 1997. Since 1982, Mr. Lewis has been a general partner of Riordan, Lewis & Haden. Mr. Lewis also serves as a director of Tetra Tech, Inc., an environmental engineering and consulting firm, Data Processing Resources Corporation, a provider of information technology specialty staffing services, California Beach Restaurants, Inc., an owner and operator of restaurants, and several privately-held companies.

                             THE BOARD OF DIRECTORS

COMMITTEES

    The standing committees of the Board are the Audit Committee (the "Audit Committee") and the Compensation Committee (the "Compensation Committee"). PIA does not have a standing nominating committee or any committee performing the functions thereof.

    The Audit Committee, which presently consists of Messrs. Haden and Coulombe, met twice during the year ended December 31, 1996. The Audit Committee makes recommendations concerning the engagement of independent public accountants; reviews with the independent public accountants the plans for and scope of the audit, the audit procedures to be utilized and results of the audit; approves the professional services provided by the independent public accountants; reviews the independence of the independent public accountants; and reviews the adequacy and effectiveness of the Company's internal accounting controls.

    The Compensation Committee, which presently consists of Messrs. Haden and Epstein, met three times during 1996. The Compensation Committee determines compensation for the Company's executive officers and administers the Company's stock incentive plans. See "Report of the Compensation Committee of the Board of Directors."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Neither member of the Compensation Committee was at any time during the year ended December 31, 1996 or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any other entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

MEETINGS AND REMUNERATION

    During 1996, the Board held three meetings and took various actions by written consent. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during 1996 and (ii) the total number of meetings held by all committees of the Board during that period within which he was a Director or member of such committee of the Board. Each Director is elected to hold office until the next annual meeting of stockholders and until his respective successor is elected and qualified.

    During the year ended December 31, 1996, the Company paid to Messrs. Colwell, Coulombe and Epstein an aggregate of $58,500, $6,000 and $27,000, respectively, for services as members of the Company's Board and as consultants, and also reimbursed Messrs. Colwell, Coulombe and Epstein for certain expenses in connection with their attendance at Board and committee meetings. Mr. Haden received no compensation for his services as a director.

    In December 1995, the Company entered into a consulting agreement with Mr. Colwell pursuant to which the Company agreed to pay to Mr. Colwell a monthly retainer of $6,500 plus certain additional compensation based on mutually agreed-upon objectives, to provide medical insurance to Mr. Colwell and to reimburse Mr. Colwell for approved travel expenses. On August 1, 1996, Mr. Colwell joined the Company as a full-time employee and this consulting arrangement terminated.

    On August 15, 1996, the Company granted to each of Messrs. Colwell, Coulombe, and Epstein a fully-vested option to acquire 5,000 shares of the Company's Common Stock at a price of $14.00 per share for their services as directors. In addition, the Company granted to each of Messrs. Haden and Lewis a fully-vested option to acquire 2,500 shares of Common Stock at a price of $14.00 per share for their services as a director and consultant, respectively.

    1995 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS. The Company adopted its 1995 Stock Option Plan for Nonemployee Directors in December 1995 (the "Nonemployee Directors Plan"). The purpose of the Nonemployee Directors Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors. The Nonemployee Directors Plan provides for the grant of non-qualified stock options only. A reserve of 100,000 shares of the Company's Common Stock has been established for issuance under the Nonemployee Directors Plan.

    The Nonemployee Directors Plan is administered by the Company's Compensation Committee. Each member of the Company's Board of Directors who is not otherwise an employee or officer of the Company or any subsidiary of the Company (each an "Eligible Director") is eligible to participate in the Nonemployee Directors Plan. Directors who are consultants of, but not otherwise employees or officers of, the Company are Eligible Directors.

    Under the Nonemployee Directors Plan, an option to purchase 1,500 shares of Common Stock will be granted to each Eligible Director on the date of the 1997 Annual Meeting. Thereafter, an additional option to purchase 1,500 shares of Common Stock will be granted automatically each year, immediately following the annual meeting of stockholders of the Company, to each Eligible Director. Each option shall vest and become exercisable in full on the first anniversary of its grant date, provided that the optionee is reelected as a director of the Company. The maximum term of options granted under the Nonemployee Directors Plan is ten years and one day, subject to earlier termination following an optionee's cessation of service with the Company.

    The exercise price of stock options granted under the Nonemployee Directors Plan will be the fair market value of the Common Stock on the date of grant. The exercise price is immediately payable upon exercise of the option. Such payment may be made in cash, by check or in such other form of lawful consideration (including promissory notes or shares of Common Stock then held) as the Compensation Committee may approve from time to time.

    Options granted under the Nonemployee Directors Plan are non-transferable except to immediate family members, a trust for their benefit or a partnership in which such family members are the only partners. Such options generally expire three months after the termination of any optionee's service to the Company. In general, if an optionee is permanently disabled or dies during his service to the Company, such option may be exercised up to six months after such disability or death; provided, however, that the Compensation Committee may in its discretion extend the period for up to five years, provided that such extension does not extend the period during which the option may be exercised beyond the original term of the option.

    Upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation in which the Company does not survive, the Nonemployee Directors Plan and each outstanding option granted thereunder shall terminate; provided, that each optionee to whom no substitute option has been tendered by the surviving corporation will have the right to exercise in whole or in part any unexpired option or options issued to him, without regard to the vesting provisions thereof.

    The Board of Directors may amend or modify the Nonemployee Directors Plan and outstanding options at any time, including but not limited to accelerating the time at which an option may be exercised, provided that no such amendment or modification may adversely affect the rights and obligations of the participants with respect to their outstanding options without their consent. The Nonemployee Directors Plan will terminate in December 2005, unless sooner terminated by the Board.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

    The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

    The Company's Bylaws provide that the Company shall indemnify its officers and directors and may indemnify its employees and other agents to the fullest extent permitted by law. The Company's Bylaws also permit it to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws would permit indemnification.

    The Company maintains director and officer liability insurance.

    At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company in which indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

    Set forth in the table below are the names, ages and current offices held by all executive officers of the Company.

NAME                            AGE                       POSITION WITH THE COMPANY
--------------------------      ---      ------------------------------------------------------------
Clinton E. Owens..........          55   Chairman of the Board and Chief Executive Officer

Edwin J. Werner...........          64   Vice Chairman

John A. Colwell...........          46   Vice Chairman

Larry M. Dorr.............          50   Executive Vice President--Operations

Arthur Portugal...........          54   Executive Vice President--Client Services

Roy L. Olofson............          58   Executive Vice President and Chief Financial Officer

Michael J. Skinner........          43   Executive Vice President--Sales and Marketing

Mark J. Hallsman..........          42   Senior Vice President--Human Resources

    Executive officers of the Company are elected by and serve at the discretion of the Board. None of the executive officers has any family relationship to any nominee for Director or to any other executive officer of the Company. Set forth below is a brief description of the business experience for the previous five years of all executive officers except Messrs. Owens and Colwell. See "Information Concerning Nominees to Board of Directors."

    MR. WERNER joined PIA as a Senior Vice President in December 1994 and was named Vice Chairman in September 1996. From December 1987 to December 1994, Mr. Werner was President and Chief Executive Officer of The Werner Group, Inc., a consumer packaged goods consulting firm.

    MR. DORR joined the Company in May 1980 and has served as Executive Vice President--Corporate Operations since October 1993. From January 1990 to October 1993, Mr. Dorr served as PIA's Senior Vice President--Corporate Operations. Prior to joining PIA, Mr. Dorr spent 17 years with Kroger Co. in various management and operations positions.

    MR. PORTUGAL joined PIA in December 1985 as a Senior Vice President and became Executive Vice President--Business Development in January 1987. Mr. Portugal also served in a variety of merchandising and management positions with PIA, prior to its acquisition, from 1965 until 1975. Mr. Portugal has over 30 years experience in the food merchandising industry, including ten years with two major Southern California food brokerage organizations.

    MR. OLOFSON joined the Company as Executive Vice President and Chief Financial Officer in August 1996. Prior to joining PIA, Mr. Olofson spent 14 years with FEDCO Inc., a membership department store chain, serving in various management and operations positions, including Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. Before joining FEDCO, he spent 12 years as Vice President of Finance for Carter Hawley Hale Stores, Inc.

    MR. SKINNER joined PIA in February 1995 as Senior Vice President--Marketing, and was named Executive Vice President--Sales and Marketing in February 1996. From August 1992 to February 1995, Mr. Skinner served as President and Chief Executive Officer of Winterbrook Corp., a manufacturer and marketer of beverages. Winterbrook filed a petition under the federal bankruptcy laws during 1996. From August 1987 until August 1992, Mr. Skinner served as Vice President--Marketing of Shasta Beverages, Inc., a manufacturer and marketer of soft drinks.

    MR. HALLSMAN joined PIA in August 1993 as Vice President--Human Resources and became a Senior Vice President in December 1995. From September 1985 to August 1993, Mr. Hallsman served as Director, Human Resources of Con-Way Western Express, a provider of short-haul trucking services.

COMPENSATION

    The following table sets forth all compensation received for services rendered to the Company in all capacities for the three years ended December 31, 1996 by (i) the Company's Chief Executive Officer, and (ii) each of the other four most highly compensated executive officers of the Company who were serving as executive officers at December 31, 1996 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                                                  -------------
                                                           ANNUAL COMPENSATION     SECURITIES
                                          YEAR ENDED     -----------------------   UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITIONS             DECEMBER 31,    SALARY($)(1)  BONUS($)    OPTIONS(#)    COMPENSATION($)(2)
--------------------------------------  ---------------  -----------  ----------  -------------  ------------------
Clinton E. Owens......................          1996      $ 400,000   $   50,000       --            $   36,820
  Chief Executive Officer                       1995        407,840       10,000       --                22,673
                                                1994        276,763      225,000       --                19,733

Thomas A. Goss(3).....................          1996        225,000       25,000       --                 4,313
  Chief Operating Officer                       1995        225,000       40,000       --                 4,417
  and President                                 1994        200,000       --           --                --

Larry M. Dorr.........................          1996        177,000       18,000       --                 3,393
  Executive Vice President--                    1995        177,000       25,000       --                 3,490
  Operations                                    1994        158,000       45,000       13,513             3,160

Michael J. Skinner....................          1996        168,750       12,500       54,000             3,084
  Executive Vice President-- Sales and          1995        125,214       --            5,405            --
  Marketing                                     1994         --           --           --                --

Edwin J. Werner.......................          1996        157,500       10,000       40,540             1,983
  Vice Chairman                                 1995        138,667       --            5,405            --
                                                1994         --           --           --                --

------------------------

(1) For the year ended December 31, 1994, includes $9,240 and $6,320 deferred at the election of Messrs. Owens and Dorr, respectively; for the year ended December 31, 1995, includes $9,240, $8,833 and $6,980 deferred at the election of Messrs. Owens, Goss and Dorr, respectively; and for the year ended December 31, 1996, includes $109,500, $16,650, $21,768, $14,500 and
    $25,248 deferred at the election of Messrs. Owens, Goss, Dorr, Skinner and Werner, respectively, pursuant to the Company's 401(k) Plan and Deferred Compensation Arrangement. See "--Compensation Plans--401(k) Plan" and "--Deferred Compensation Arrangement."

(2) Consists of contributions to the 401(k) Plan made by the Company on behalf of each of Messrs. Owens, Goss, Dorr, Skinner and Werner, respectively. Also includes an aggregate of $15,923, $18,826 and $29,820 in insurance premiums paid by the Company on behalf of Mr. Owens during the years ended December 31, 1994, 1995 and 1996, respectively, for certain life and disability insurance policies of which Mr. Owens is the sole beneficiary.

(3) Mr. Goss resigned from the Company as of February 14, 1997.

    The Company currently has no employment contracts with any of the Named Executive Officers. As described below under "--Compensation Plans," under certain circumstances, the exercisability of options granted to the Named Executive Officers may be accelerated in the event of a merger.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding each grant of stock options made during the year ended December 31, 1996 to each of the Named Executive Officers. No stock appreciation rights ("SARs") were granted during such period to such persons.

                                                                                                 POTENTIAL REALIZABLE
                                                          INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                                       --------------------------------------------------------     ANNUAL RATES OF
                                        NUMBER OF     PERCENT OF                                      STOCK PRICE
                                       SECURITIES    TOTAL OPTIONS                                 APPRECIATION FOR
                                       UNDERLYING     GRANTED TO                                    OPTION TERM (1)
                                         OPTIONS     EMPLOYEES IN      EXERCISE     EXPIRATION   ---------------------
NAME                                   GRANTED(#)      PERIOD(%)      PRICE($/SH)      DATE        5%($)      10%($)
-------------------------------------  -----------  ---------------  -------------  -----------  ---------  ----------
Clinton E. Owens.....................      --             --              --            --          --          --
Thomas A. Goss.......................      --             --              --            --          --          --
Larry M. Dorr........................      --             --              --            --          --          --
Michael J. Skinner(2)................      54,000           25.2           14.00       3/01/06     475,200   1,204,740
Edwin J. Werner(3)...................      40,540           18.9           14.00       8/15/06     356,752     904,447

------------------------

(1) The potential realizable value is determined by multiplying the exercise price per share by the stated annual appreciation rate compounded annually for the term of the option (ten years), subtracting the exercise price per share from the product, and multiplying the remainder by the number of options granted. The actual value realized may be greater or less than the potential realizable values set forth in the table. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

(2) This option was granted on April 1, 1996 pursuant to the Company's 1995 Stock Option Plan, and vests in four equal annual installments beginning on the first anniversary of the grant date.

(3) This option was granted on August 15, 1996 pursuant to the Company's 1995 Stock Option Plan, and vests in four equal annual installments beginning on the first anniversary of the grant date.

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
  VALUES

    The following table sets forth the number and value of the exercisable and unexercisable options held by each of the Named Executive Officers at December 31, 1996. None of the Named Executive Officers exercised any options during the fiscal year ended December 31, 1996.

                                                               NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                                    OPTIONS AT                 OPTIONS AT
                                                                FISCAL YEAR-END(#)        FISCAL YEAR-END($)(1)
                                                            --------------------------  -------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  ----------  -------------
Clinton E. Owens..........................................     199,999        27,027     1,169,397       83,784
Thomas A. Goss(2).........................................      81,081        27,027       251,351       83,784
Larry M. Dorr.............................................      77,027        20,271       306,201       55,339
Michael J. Skinner........................................      14,851        44,554           932        2,797
Edwin J. Werner...........................................       1,351        44,594           932        2,797

------------------------

(1) Value is determined by subtracting the exercise price from the fair market value of $10.50 per share (the closing price for the Company's Common Stock as reported on the Nasdaq National Market as of December 31, 1996) and multiplying the remainder by the number of underlying shares of Common Stock.

(2) Mr. Goss resigned from the Company as of February 14, 1997.

COMPENSATION PLANS

    1990 STOCK OPTION PLAN. The Company's 1990 Stock Option Plan became effective in June 1990 (as amended through February 1997, the "1990 Option Plan"). The purpose of the 1990 Option Plan and of granting options to specified employees and directors of the Company pursuant thereto is to assist such persons in acquiring shares of Common Stock of the Company and thereby benefitting directly from the Company's growth, development and financial success. The 1990 Option Plan provides for the grant of non-qualified stock options only. The Company has authorized 1,000,000 shares of Common Stock for issuance upon the exercise of options granted under the 1990 Option Plan. As of December 31, 1996, there were 648,662 options outstanding under the 1990 Plan at a weighted average exercise price of $6.52 per share, and 60,879 shares of Common Stock had been issued upon exercise of options at a weighted average price of $5.93 per share. In December 1995, the Board determined that no further option grants will be made under the 1990 Option Plan.

    The 1990 Option Plan is administered by the Company's Compensation Committee. The Compensation Committee has discretion to determine, among other things, which eligible individuals are to receive option grants, the number of shares subject to each such grant, and the vesting schedule to be in effect for the option grant. The maximum term of options granted under the 1990 Option Plan is ten years and one week, subject to earlier termination following an optionee's cessation of service with the Company.

    The exercise price of stock options granted under the 1990 Option Plan must be equal to at least 85% of the fair market value of the stock subject to the option on the date of grant. The purchase price is payable immediately upon the exercise of the option. Such payment may be made in cash, by check or in such other form of lawful consideration (including promissory notes or shares of Common Stock then held) as the Board of Directors of the Company may approve from time to time.

    Options granted under the 1990 Option Plan are non-transferable except to immediate family members, trusts for their benefit or a partnership in which such family members are the only partners. Such options generally expire three months after the termination of an optionee's service to the Company. In general, if an optionee is permanently disabled or dies during his or her service to the Company, such option may be exercised up to one year following such disability or death.

    Upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation in which the Company does not survive, the 1990 Option Plan and each outstanding option granted thereunder terminates; provided, that each optionee to whom no substitute option has been tendered by the surviving corporation has the right to exercise in whole or in part any unexpired option or options issued to him or her, without regard to the vesting provisions thereof.

    The Board of Directors may amend or modify the 1990 Option Plan and outstanding options at any time, including but not limited to accelerating the time at which an option may be exercised, provided that no such amendment or modification may adversely affect the rights and obligations of the participants with respect to their outstanding options or unvested shares without their consent.

    1995 STOCK OPTION PLAN. The Company's 1995 Stock Option Plan became effective in December 1995 (as amended through February 1997, the "1995 Option Plan"). The purpose of the 1995 Option Plan and of granting options to specified employees, consultants and directors of the Company pursuant thereto is to assist such persons in acquiring shares of Common Stock of the Company and thereby benefitting directly from the Company's growth, development and financial success. The 1995 Option Plan provides for the grant of either incentive or non-qualified stock options to employees, outside directors and consultants of the Company. A reserve of 1,000,000 shares of the Company's Common Stock has been established for issuance under the 1995 Option Plan. As of December 31, 1996, there were 214,540 options outstanding under the 1995 Plan at a weighted average exercise price of $13.53 per share. None of such options has been exercised.

    The 1995 Option Plan is administered by the Company's Compensation Committee. The Compensation Committee has discretion to determine, among other things, which eligible individuals are to receive option grants, the number of shares subject to each such grant, and the vesting schedule to be in effect for the option grant. The vesting of all options granted pursuant to the 1995 Option Plan may be based upon the Company's attaining of specified performance criteria and/or may also be based on the passage of time. The maximum term of options granted under the 1995 Option Plan is ten years, except in the case of incentive stock options granted to greater than ten percent stockholders of the Company, for which the term is five years, and subject in all cases to earlier termination following an optionee's cessation of service with the Company. The exercise price of non-qualified stock options granted under the 1995 Option Plan must be equal to at least 85% of the fair market value of the Common Stock subject to the option on the date of grant. The exercise price of incentive stock options granted under the 1995 Option Plan must be equal to at least the fair market value of the Common Stock subject to the option on the date of grant, or 110% of such fair market value with respect to options granted to greater than ten percent stockholders of the Company. The Compensation Committee determines the fair market value of the Common Stock underlying each option using a formula specified in the 1995 Option Plan. The purchase price is payable immediately upon the exercise of the option. Such payment may be made in cash, by check or in such other form of lawful consideration (including shares of Common Stock then held) as the Compensation Committee may approve from time to time.

    Options granted under the 1995 Option Plan are non-transferable except to immediate family members, trusts for their benefit or a partnership in which such family members are the only partners. Such options generally expire three months after the termination of an optionee's service to the Company. In general, if an optionee is permanently disabled or dies during his or her service to the Company, such option may be exercised up to six months following such disability or death.

    Upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation in which the Company does not survive, the 1995 Option Plan and each outstanding option granted thereunder shall terminate; provided, that each optionee to whom no substitute option has been tendered by the surviving corporation shall have the right to exercise in whole or in part any unexpired option or options issued to him or her, without regard to the vesting provisions thereof.

    The Board of Directors may amend or modify the 1995 Option Plan and outstanding options at any time, including but not limited to accelerating the time at which an option may be exercised, provided that no such amendment or modification may adversely affect the rights and obligations of the participants with respect to their outstanding options or unvested shares without their consent. Generally, no amendment of the 1995 Option Plan may, without the approval of the Company's stockholders, (i) modify the class of individuals eligible to receive incentive stock options, (ii) increase the number of shares available for issuance, except in the event of certain changes to the Company's capital structure, or (iii) modify the 1995 Option Plan such that it fails to meet the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The 1995 Option Plan will terminate in December 2005, unless sooner terminated by the Board.

    See "Proposal 2--Amendment of 1995 Stock Option Plan."

    EMPLOYEE STOCK PURCHASE PLAN. On February 17, 1997, the Company adopted an Employee Stock Purchase Plan ("ESP Plan"), subject to stockholder approval. The ESP Plan allows employees of the Company to purchase Common Stock at a discount, without having to pay any commissions on the purchases. The maximum amount that any employee can contribute to the Purchase Plan per quarter is $6,250, and the total number of shares which are reserved by the Company for purchase under the Purchase Plan is 200,000. See "Proposal 3--Adoption of the Company's Employee Stock Purchase Plan."

    401(k) PLAN. The PIA Savings and Retirement 401(k) Plan (the "401(k) Plan") covers all Company employees that do not participate in the pension plans described below. An employee may elect to defer, in the form of Company contributions to the 401(k) Plan on his or her behalf, up to 15% of the total compensation that would otherwise be paid to the employee, not to exceed the amount allowed by applicable Internal Revenue Service guidelines. In addition, the Company makes matching contributions to the 401(k) Plan each year equal to 50% of the participant's elective contributions (not to exceed 4% of the total compensation) for such year, and may also make additional contributions to the 401(k) Plan for one or more plan years to be allocated to eligible participants in proportion to their total compensation (including deferred salary contributions) for the year. Contributions are allocated to each employee's individual account and are invested in a variety of mutual funds according to the directions of the employee. Employee contributions are fully vested and nonforfeitable at all times. Company matching contributions vest over five years.

    DEFERRED COMPENSATION ARRANGEMENT. The Deferred Compensation Arrangement ("DCA") permits a certain group of highly compensated employees who are designated by the Board of Directors to defer the receipt of some or all of their compensation until a subsequent year. Participants are not subject to income tax on the amount of their contributions to the DCA ("Deferrals"), but those amounts are subject to federal employment taxes. The Company will generally make matching contributions on behalf of the contributions made by participants to the DCA and participants will gain a vested interest in the matching contributions, to the same extent as under the 401(k) Plan. Participants always have a fully vested right to their Deferrals. Although no amounts are set aside by the Company to pay the benefits under the DCA, a trust has been established to "informally" fund the benefits under the DCA. Participants can direct the manner in which the amounts held on their behalf under the DCA are invested. Although the DCA is not a tax-qualified retirement plan, under certain circumstances, a participant's Deferrals may be transferred to the 401(k) Plan. A participant's benefit under the DCA will be paid in either a lump sum or in installments, as elected by the participant.

    EXEC-U-CARE PLAN. Under the Exec-U-Care Plan (the "Exec-U-Care Plan"), the Company provides the Chairman and certain other senior officers of the Company up to $100,000 supplemental medical coverage in addition to the standard medical coverage offered to such persons generally by the Company. The Exec-U-Care Plan requires that the employees covered thereunder have a primary medical insurance plan which meets certain minimum standards of coverage; the Exec-U-Care Plan then covers the deductible and certain other expenses not paid for by the basic medical insurance plan.

    PENSION PLANS. Certain of the Company's employees are covered by union-sponsored, collectively bargained, multi-employer pension plans. The Company has no current intention of withdrawing from any of these plans.

    INCENTIVE COMPENSATION PLAN. The Company has established its Incentive Compensation Plan (the "Incentive Plan") for the compensation of its employees and executives. All payments under the Incentive Plan are contingent on the Company achieving its corporate profit goals, the Company's operating divisions achieving their profit goals, the employee achieving his/her expected performance level, and approval by the Board of Directors of the Company.

KEY MAN LIFE INSURANCE

    The Company currently maintains term life insurance policies in the aggregate amount of $4.0 million on the life of Mr. Owens under which the Company is the beneficiary.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board is comprised of Messrs. Haden and Epstein, two non-employee directors, who administer the Company's executive compensation programs and policies. The Company's executive compensation programs are designed to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating the business strategies and long-range plans of the Company.

    The following is the Compensation Committee's report submitted to the Board addressing the compensation of the Company's executive officers for 1996.

COMPENSATION POLICY

    The Company's executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers; and (ii) based on the belief that the interests of the executives should be closely aligned with the Company's stockholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with (i) annual incentive bonuses based on corporate performance and individual contribution, and (ii) stock options through the 1995 Plan. The Compensation Committee believes that cash compensation in the form of salary and performance-based incentive bonuses provides Company executives with short term rewards for success in operations, and that long-term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in the long-term performance and success of the Company. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay.

EXECUTIVE COMPENSATION COMPONENTS

    As discussed below, the Company's executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

    BASE SALARY. In establishing base salary levels for executive officer positions, the Committee and Clinton E. Owens, the Company's Chief Executive Officer, consider levels of compensation at comparable companies, levels of responsibility and internal issues of consistency and fairness. In determining the base salary of a particular executive, the Committee and Mr. Owens consider individual performance, including the accomplishment of short- and long-term objectives, and various subjective criteria including initiative, contribution to overall corporate performance and leadership ability. The Compensation Committee reviews executive officer salaries annually and exercises its judgment based on all the factors described above. No specific formula is applied to determine the weight of each criteria.

    ANNUAL INCENTIVE BONUSES. The Company's executive officers are eligible for annual bonuses based upon recommendations made by Mr. Owens (as to the other executive officers), and the Compensation Committee (as to Mr. Owens) based upon their individual performance and the Company's achievements of certain operating results.

    Amounts of individual awards are based principally upon the results of the Company's financial performance during the prior year. The amount of awards for senior officers are within guidelines established by the Committee and Mr. Owens as a result of their review of total compensation for senior management of peer companies. The actual amount awarded, within these guidelines, will be determined principally by the Committee's and Mr. Owens' assessment of the individual's contribution to the Company's overall financial performance. Consideration is also given to such factors such as the individual's successful completion of a special project, any significant increase or decrease in the level of the participant's ability to discharge the responsibilities of his position. Bonuses related to performance in 1995 that were paid in 1996 to the Named Executive Officers ranged from $10,000 to $50,000, and ranged from 6% to 12.5% of such officers' base salaries. See "Summary Compensation Table."

    STOCK OPTIONS. Stock options encourage and reward effective management which results in long-term corporate financial success, as measured by stock price appreciation. Stock options covering 194,540 shares were granted to the executive officers of the Company and stock options covering 20,000 shares were granted to two other employees of the Company during 1996 under the 1995 Plan. The number of options that each executive officer or employee was granted was based primarily on the executive's or employee's ability to influence the Company's long-term growth and profitability. The Compensation Committee believes that option grants afford a desirable long-term compensation method because they closely ally the interests of management with stockholder value and that grants of stock options are the best way to motivate executive officers to improve long-term stock market performance. The vesting provisions of options granted under the 1995 Plan are designed to encourage longevity of employment with the Company and generally extend over a four-year period.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The Compensation Committee believes that Mr. Owens provides valuable services to the Company and that his compensation should therefore be competitive with that paid to executives at comparable companies. Mr. Owens' annual base salary for 1996 was $400,000. The factors which the Compensation Committee considered in setting his annual base salary were his individual performance and pay practices of peer companies relating to executives of similar responsibility. The annual incentive bonus paid to Mr. Owens in 1996 was $50,000. Such bonus was paid to Mr. Owens for his performance in 1995 and role in effectuating the successful completion of the Company's initial public offering.

INTERNAL REVENUE CODE SECTION 162(m)

    Under Section 162(m) of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its stockholders.

                                          COMPENSATION COMMITTEE

                                          Patrick C. Haden
                                          Edwin E. Epstein

                              COMPANY PERFORMANCE

    The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Stocks (SIC 7380-7389 U.S. Companies) Miscellaneous Business Services Index for the period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The graph assumes that the value of an investment in Common Stock and in each such index was $100 on February 29, 1996 (the date the Company's Common Stock was registered under the Exchange Act), and that all dividends have been reinvested.

    The comparison in the graph below is based on historical data and is not intended to forecast the possible future performance of the Company's Common Stock.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                   PIA, NASDAQ STOCK MARKET (U.S. COMPANIES)
              AND THE NASDAQ STOCKS (SIC 7380-7389 U.S. COMPANIES)
                     MISCELLANEOUS BUSINESS SERVICES INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                               MARKET INDEX
9/30/94                                                                                                                       69.494
10/31/94                                                                                                                      70.860
11/30/94                                                                                                                      68.509
12/30/94                                                                                                                      68.701
1/31/95                                                                                                                       69.087
2/28/95                                                                                                                       72.740
3/31/95                                                                                                                       74.896
4/28/95                                                                                                                       77.254
5/31/95                                                                                                                       79.246
6/30/95                                                                                                                       85.668
7/31/95                                                                                                                       91.965
8/31/95                                                                                                                       93.829
9/29/95                                                                                                                       95.986
10/31/95                                                                                                                      95.436
11/30/95                                                                                                                      97.677
12/29/95                                                                                                                      97.157
1/31/96                                                                                                                       97.638
2/29/96                                                                                                                      101.359
3/1/96                                                                                                                       100.000
3/29/96                                                                                                                      101.696
4/30/96                                                                                                                      110.134
3/31/96                                                                                                                      115.191
6/28/96                                                                                                                      109.997
7/31/96                                                                                                                      100.200
8/30/96                                                                                                                      105.814
9/30/96                                                                                                                      113.912
10/31/96                                                                                                                     112.653
11/29/96                                                                                                                     119.624
12/31/96                                                                                                                     119.499
Legend
Symbol                                                                                                 CRSP Total Returns Index for:
                                                                                                         PIA MERCHANDISING SERVICES,
                                                                                                                                INC.
                                                                                                             Nasdaq Stock Market (US
                                                                                                                          Companies)
                                                                                                        NASDAQ Stocks (SIC 7380-7389
                                                                                                                       US Companies)
                                                                                                              Miscellaneous Business
                                                                                                                            Services
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighed daily, using the market capitalization on the previous ending day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the proceding trading day is used.
D. The index level for all series was set to $100.00 on 03/01/96.

                                                                                                      PEER INDEX    COMPANY INDEX
9/30/94                                                                                                    51.044
10/31/94                                                                                                   52.332
11/30/94                                                                                                   49.976
12/30/94                                                                                                   51.647
1/31/95                                                                                                    52.587
2/28/95                                                                                                    52.696
3/31/95                                                                                                    52.301
4/28/95                                                                                                    54.418
5/31/95                                                                                                    55.176
6/30/95                                                                                                    57.485
7/31/95                                                                                                    64.985
8/31/95                                                                                                    70.176
9/29/95                                                                                                    72.697
10/31/95                                                                                                   76.471
11/30/95                                                                                                   87.043
12/29/95                                                                                                   89.145
1/31/96                                                                                                    99.098
2/29/96                                                                                                    99.029
3/1/96                                                                                                    100.000          100.000
3/29/96                                                                                                   109.537          120.161
4/30/96                                                                                                   125.605          169.355
3/31/96                                                                                                   132.692          104.099
6/28/96                                                                                                   131.545           93.548
7/31/96                                                                                                   117.574           94.355
8/30/96                                                                                                   130.237           92.742
9/30/96                                                                                                   146.904           82.238
10/31/96                                                                                                  131.105           77.419
11/29/96                                                                                                  131.009           58.065
12/31/96                                                                                                  121.368           67.742
Legend
Symbol                                                                                                   12/31/91         12/31/92
                                                                                                             52.6             61.2
                                                                                                             65.3             51.3
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighed daily, using the market capitalization on the previous ending day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the proceding trading day is used.
D. The index level for all series was set to $100.00 on 03/01/96.

9/30/94
10/31/94
11/30/94
12/30/94
1/31/95
2/28/95
3/31/95
4/28/95
5/31/95
6/30/95
7/31/95
8/31/95
9/29/95
10/31/95
11/30/95
12/29/95
1/31/96
2/29/96
3/1/96
3/29/96
4/30/96
3/31/96
6/28/96
7/31/96
8/30/96
9/30/96
10/31/96
11/29/96
12/31/96
Legend
Symbol                                                                                                 12/31/93   12/31/94
                                                                                                           70.3       68.7
                                                                                                           52.7       51.6
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighed daily, using the market capitalization on the previous ending day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the proceding trading day is used.
D. The index level for all series was set to $100.00 on 03/01/96.

9/30/94
10/31/94
11/30/94
12/30/94
1/31/95
2/28/95
3/31/95
4/28/95
5/31/95
6/30/95
7/31/95
8/31/95
9/29/95
10/31/95
11/30/95
12/29/95
1/31/96
2/29/96
3/1/96
3/29/96
4/30/96
3/31/96
6/28/96
7/31/96
8/30/96
9/30/96
10/31/96
11/29/96
12/31/96
Legend
Symbol                                                                                                 12/31/95   12/31/96
                                                                                                                      67.7
                                                                                                           79.2      119.5
                                                                                                           89.1      121.4
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighed daily, using the market capitalization on the previous ending day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the proceding trading day is used.
D. The index level for all series was set to $100.00 on 03/01/96.

                PROPOSAL 2--AMENDMENT OF 1995 STOCK OPTION PLAN

    At the 1997 Annual Meeting, the stockholders will be asked to approve amendments (the "Amendments") to the Company's 1995 Stock Option Plan (the "1995 Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. On February 17, 1997, the Board adopted the Amendments, subject to stockholder approval as described herein, to (i) permit the transferability of options to an optionee's immediate family members, a trust for their benefit or a partnership in which such family members are the only partners and (ii) limit grants to participants pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The 1995 Plan and information regarding options granted thereunder is summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the 1995 Plan, as amended by the proposed Amendments, which is attached as Appendix 1 to this Proxy Statement.

SUMMARY OF THE 1995 PLAN

    The 1995 Plan was initially adopted by the Board of Directors and stockholders of the Company in December 1995. Under the 1995 Plan, employees, certain directors, officers and consultants (collectively referred to as "Participants") providing services to the Company or its subsidiaries may be granted options to purchase shares of common stock of the Company ("Common Stock"). The 1995 Plan permits the granting of both options that qualify for treatment as incentive stock options ("Incentive Stock Options") under Section 422 of the Code, and/or options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). Incentive Stock Options may only be granted to employees of the Company.

    The purpose of the 1995 Plan and of granting options to specified persons is to promote the interests of the Company and its stockholders, by providing stock-based incentives to certain Participants. Under the 1995 Plan, Participants can receive certain options ("Options") to purchase Common Stock, thus strengthening the mutuality of interests between Participants and the Company because the Participants have a proprietary interest in pursuing the Company's long-term growth and financial success. In addition, by allowing Participants to participate in the Company's success, the Company is able to better attract, retain and reward quality employees, directors, officers and consultants.

    Persons eligible to participate in the 1995 Plan are Participants providing services to the Company and/or its subsidiaries (collectively referred to as the "Company") who are in positions which enable them to make significant contributions to the Company's long-term performance and growth. In selecting Participants to whom Options may be granted, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors. The maximum number of shares that may be issued to a single Employee is 1,000,000.

    The 1995 Plan is administered by the Compensation Committee (the "Committee"). The members of the Committee must qualify as "outside directors" under Section 162(m) of the Code, and the Committee must be constituted so as to permit the 1995 Plan to comply with Rule 16b-3 of the Exchange Act.

    The Committee has full and complete authority, in its discretion, but subject to the express provisions of the 1995 Plan (1) to select the Participants, to specify the number of shares of Common Stock with respect to which Options are granted to each Participant, to specify the terms of the Options and whether such Options shall be Incentive Stock Options or Nonqualified Stock Options, and in general to grant Options; (2) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with the 1995 Plan, which terms and conditions need not be identical as to the various Options granted; (3) to interpret the 1995 Plan; (4) to prescribe, amend and rescind rules relating to the 1995 Plan;
(5) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (6) to determine the rights and obligations of Participants under the 1995 Plan; (7) to specify the Option price; (8) to accelerate the time during which an Option may be exercised, including, but not limited to, upon a change of control of the Company, and to otherwise accelerate the time or extend the post-termination exercise period during which an Option may be exercised; and (9) to make all other determinations deemed necessary or advisable for the administration of the Plan.

    The number of shares of Common Stock in respect of which options may be granted under the 1995 Plan shall not exceed 1,000,000 shares. In the event of certain changes in the Company's capitalization or structure, an appropriate adjustment shall be made by the Committee in the number, kind or exercise price of shares as to which options may thereafter be granted and as to shares covered by unexercised outstanding options.

    Each option granted under the 1995 Plan shall be evidenced by a written agreement ("Option Agreement") in a form approved by the Committee and executed by the Company and the Participant to whom the Option is granted. Options are exercisable at such time(s) and are subject to such terms and conditions as may be set forth in the Option Agreement between the Participant and the Company.

    The purchase price of shares of Common Stock subject to each Option which is intended to qualify as an Incentive Stock Option shall be equal to the fair market value of such shares (110% of fair market value in the case of a holder of more than 10% of the Company's Common Stock) on the date of grant of such Option. The purchase price of any Option which shall not qualify as an Incentive Stock Option shall be determined by the Committee, but shall not be less than the fair market value of the Common Stock in the case of a Stock Option granted to an individual who is a "covered employee" under 162(m) of the Code. The fair market value of such shares is the closing price of the Common Stock on the date of grant on the Nasdaq National Market System.

    Options granted under the 1995 Plan may be exercised, to the extent vested, by the Participant by payment of the full purchase price therefor in cash, by cashier's or certified check or by surrender of outstanding shares of the Company's Common Stock. Options granted to a Participant are not transferable during the individual's lifetime, other than to the Employee's immediate family members, a trust for their benefit or a partnership in which such family members are the only partners, and may be transferred in the event of death only by will or the laws of descent and distribution.

    Each option granted under the 1995 Plan shall set forth a termination date thereof, which shall be not later than ten years (five years in the case of a holder of more than 10% of the Company's Common Stock) from the date such option is granted subject to earlier termination or forfeiture as set forth below, or as otherwise set forth in each particular Option Agreement.

    Unless earlier terminated by the Board, the 1995 Plan shall terminate on December 5, 2005. The Board may at any time amend the 1995 Plan; provided, however, that no amendment or modification may be adopted without approval of the stockholders which would (1) increase the number of shares of Common Stock which may be issued under the 1995 Plan (except for adjustments due to a change in capitalization), (2) modify the requirements as to eligibility for receipt of Incentive Stock Options or (3) modify the 1995 Plan such that it fails to meet the requirements of Section 16(b) of the Exchange Act.

    Future Participants in the 1995 Plan and the amounts of their allotments are to be determined by the Committee subject to any restrictions outlined above. Since no such determinations have yet been made, it is not possible to state the terms of any individual awards which may be issued under the 1995 Plan or the names or positions of or respective amounts of the allotment to any individual who may participate.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE 1995 PLAN

    INCENTIVE STOCK OPTIONS. No taxable income will be recognized by an optionee upon the grant or exercise of any Incentive Stock Option under the 1995 Plan. The Company will not be entitled to any income tax deduction as the result of the grant or exercise of any incentive stock option.

    Gain or loss resulting from the subsequent sale of stock acquired upon exercise of an Incentive Stock Option will be long-term capital gain or loss if such sale is made after two years from the date of the grant of the option and after one year from the transfer of such stock to the optionee upon exercise, provided that the optionee is an employee of the Company from the date of grant until three months before the date of exercise. In the event of the optionee's death or disability prior to exercise of an Incentive Stock Option, special rules apply in determining whether gain or loss upon sale of the stock acquired upon exercise of such option will be taxable as long-term capital gain or loss.

    If the subsequent sale of stock is made prior to the expiration of such two-year or one-year periods, the optionee will recognize ordinary income in the year of sale in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, provided that if such sale is a transaction in which a loss (if sustained) would have been recognized by the optionee, the amount of ordinary income recognized by the optionee will not exceed the excess (if any) of the amount realized on the sale over the option price. The Company will then be entitled to an income tax deduction of like amount. Any excess gain recognized by the optionee upon such sale would then be taxable as capital gain, either long-term or short-term depending upon whether the stock had been held for more than one year prior to sale.

    If the sale of stock received upon exercise of an option qualifies for long-term capital gain treatment, the capital gain would be taxed to individuals at the current maximum rate of 28%. The amount by which the fair market value of stock purchased upon exercise of an incentive stock option exceeds the option price of such stock constitutes an item of tax preference which could then be subject to the alternative minimum tax in the year that the option is exercised.

    NONQUALIFIED STOCK OPTIONS. Generally, at the time of the grant of any option under the 1995 Plan, no taxable income will be recognized by the optionee and the Company will not be entitled to a deduction. Upon the exercise of such option, the optionee generally will recognize taxable income, and the Company will then be entitled to a deduction, in the amount by which the then fair market value of the shares of Common Stock issued to such optionee exceeds the option price.

    Income recognized by the optionee upon exercise of a Nonqualified Stock Option will be taxed as ordinary income up to the current maximum rate of 39.6%. Such income constitutes "wages" with respect to which the Company is required to deduct and withhold federal and state income tax. Such deductions will be made from the wages, salary, bonus or other income to which the optionee would otherwise be entitled and, at the Company's election, the optionee may be required to pay to the Company (for withholding on the optionee's behalf) any amount not so deducted but required to be so withheld.

    Upon the subsequent disposition of shares acquired upon the exercise of an option other than an incentive stock option, the optionee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of such shares at the time of exercise. If such shares have been held for more than one year at the time of such disposition, the capital gain or loss will be long-term.

    EXERCISING OPTIONS WITH SHARES OF COMMON STOCK. To the extent an optionee pays all or part of the option price by tendering shares of Common Stock owned by the optionee, the tax consequences described above generally would apply. However, the number of shares received (upon exercise) equal to the number of shares surrendered in payment of the aggregate option price will have the same basis and tax holding period as the shares surrendered. The additional shares received upon such exercise will have a tax basis equal to the amount of ordinary income recognized and any cash paid on such exercise and a holding period which commences on the date of exercise.

    If an optionee exercises an option by tendering shares previously acquired on the exercise of an Incentive Stock Option, a disqualifying disposition will occur if the applicable holding period requirements have not been satisfied with respect to the surrendered stock. The consequences of such a disqualifying disposition is that the optionee may recognize ordinary income at the time.

    ACCELERATION OF STOCK OPTIONS UPON A TRANSFER OF CONTROL. If, upon a reorganization, merger, sale or other transaction resulting in a change in control of the Company or of a substantial portion of its assets, the exercisability of stock options held by certain employees (generally officers, stockholders and highly compensated employees of the Company) is accelerated (or payments are made to cancel unexercisable options of such employees), such acceleration or payment will be determined to be a "parachute payment" for federal income tax purposes. If the present value of all of the optionee's parachute payments exceeds three times the optionee's average compensation for the past five years, the optionee will be subject to a 20% excise tax on the amount of such parachute payment which is in excess of the greater of such average compensation of the optionee or an amount which the optionee establishes as reasonable compensation. In addition, the Company will not be allowed a deduction for such excess parachute payment.

    LIMITATION ON COMPENSATION DEDUCTION. Upon exercise, options granted to a "covered employee" with an option price equal to or greater than the fair market value of the Common Stock at the time of grant should not be subject to the $1.0 million deduction cap for compensation paid to certain executives of publicly held corporations such as the Company. The Plan should satisfy the rules governing exemption from the deduction cap for "performance based" compensation since (1) stockholders should have received adequate disclosure of the terms of the Plan in this Proxy Statement and (2) the Plan has been approved by a compensation committee consisting solely of two or more "Outside Directors" of the Company.

    Upon exercise, options granted to a covered employee with an option price less than the fair market value of the Common Stock at the time of grant would be subject to the $1.0 million deduction cap for the Company. A "covered employee" is an optionee who, on the last day of the taxable year of the Company, is the Chief Executive Officer or one of the four other most highly compensated executive officers for proxy disclosure purposes. An "Outside Director" is a Director who is not (1) a current employee of the Company or related entity, (2) a former employee who is receiving compensation for prior services, (3) a former officer or (4) receiving compensation from the Company for personal services other than regular directors' compensation.

    The foregoing summary of the effects of federal income taxation upon optionees, holders of restricted stock and the Company with respect to shares issued under the Plan does not purport to be complete and reference is made to the applicable provisions of the Code.

    THE BOARD BELIEVES THAT THE AMENDMENTS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

                     PROPOSAL 3--ADOPTION OF THE COMPANY'S
                          EMPLOYEE STOCK PURCHASE PLAN

    At the 1997 Annual Meeting, the stockholders will be asked to approve the adoption of the Company's Employee Stock Purchase Plan (the "ESP Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. On February 17, 1997, the Board adopted, subject to stockholder approval as described herein, the ESP Plan. The ESP Plan is briefly summarized below, but these descriptions are subject to and qualified in their entirety by the full text of the ESP Plan, which is attached as Appendix 2 to this Proxy Statement.

    The ESP Plan is an employee stock purchase plan under Code Section 423. The ESP Plan allows employees to purchase the Company's Common Stock from the Company at a discount, without being subject to tax until they sell the stock, and without having to pay any brokerage commissions with respect to the purchases. The effective date of the ESP Plan is February 17, 1997. The purpose of the ESP Plan is to promote the interests of the Company and its stockholders by enabling the Company to offer an opportunity for employees to acquire an equity interest in the Company. The ESP Plan is administered by the Compensation Committee.

    Employees who have worked for the Company for six months (24 complete weeks of employment with the Company, not necessarily consecutive, in any 26 week period, determined after aggregating all separate periods of employment in such 26 week period) of employment are eligible to participate in the ESP Plan. Employees of the Company's subsidiaries are eligible to participate in the ESP Plan. However, employees who directly or indirectly own five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or a subsidiary may not participate in the ESP Plan.

    Employees will be granted the right to purchase Common Stock ("Purchase Right") at the end of a fixed period ("Purchase Right Period"). Employees can commence participation only on the first day of a Purchase Right Period. There are four Purchase Right Periods: (i) February 1--April 30; (ii) May 1-- July 31;
(iii) August 1--October 31; and (iv) November 1--January 31. The first Purchase Right Period will be August 1, 1997--October 31, 1997. Employees may not sell or otherwise transfer their Purchase Rights.

    Prior to the beginning of the Purchase Right Period, employees may elect to contribute amounts to the ESP Plan to purchase Common Stock. Employees must designate a fixed dollar amount (not a percentage of compensation) which cannot be increased or decreased during the Purchase Right Period, except that employees may elect to stop contributing to the ESP Plan at any time. The maximum amount an employee can contribute to the ESP Plan is $6,250 during a Purchase Right Period and $25,000 during a calendar year. The minimum contribution per month is eighty dollars ($80).

    Employee contributions can be made by means of payroll withholding in equal amounts over the entire Purchase Right Period, and/or by means of a cash lump sum contribution to the ESP Plan at the beginning of the Purchase Right Period.

    The amount to be paid for the Common Stock under the ESP Plan is the lesser of (a) 100% of the last reported sale price by the Nasdaq National Market System (the "Fair Market Value") of the Common Stock on the first day of the Purchase Right Period, or (b) 85% of the Fair Market Value of the Common Stock on the last day at Purchase Right Period; provided, however, that the maximum number of shares that can be purchased is determined by dividing the amount that the participant elects to contribute by the Fair Market Value of a share of the Common Stock on the first day of the Purchase Right Period.

    A participant may elect to terminate his or her contributions to the ESP Plan and receive a refund of all of his or her contributions at any time prior to the last day of the Purchase Right Period by notifying the Company in writing. Upon the termination of his or her contributions to the ESP Plan, all amounts held in the employee's account shall be refunded to the employee no later than 90 days after the date of termination of the Purchase Right. Alternatively, employees who terminate their contributions can elect to leave their contributions in the ESP Plan to be used to purchase stock at the end of the Purchase Right Period.

    The maximum number of shares of Common Stock that can be purchased under the ESP Plan is 200,000, subject to adjustment in certain circumstances. The Common Stock issuable under the ESP Plan may be previously unissued or may have been reacquired by the Company in the open market.

    If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through a reorganization, recapitalization, reclassification or other similar transaction, a proportionate adjustment will be made by the Compensation Committee in the number, price and kind of shares subject to outstanding Purchase Rights.

    The Company's Board may at any time amend or terminate the ESP Plan, except as to outstanding Purchase Rights. However, any amendment that relates to the class of individuals who may be participants or the aggregate number of shares granted under the ESP Plan must also be approved by the stockholders of the Company.

    If the Company ceases to be an independently publicly-owned corporation or upon the sale or other disposition of all or substantially all the assets of the Company, all Purchase Rights will be automatically exercised immediately before such event.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE ESP PLAN

    The following general discussion of the principal federal income tax considerations is based upon the statutes and regulations existing at the date of this document, both of which are subject to modification at any time. Participants should consult with their own tax advisors with respect to the tax consequences (both state and federal) of the exercise of Purchase Rights and the sale of Common Stock acquired upon the exercise of Purchase Rights, as those tax consequences relate to their own particular circumstances.

    GRANT AND EXERCISE

    The ESP Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423. The ESP Plan is not a tax-qualified retirement plan under Code Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

    As an Employee Stock Purchase Plan, participants will not recognize any income either at the time of the grant of the Purchase Rights or the time of the issuance of the shares of Common Stock upon the exercise of the Purchase Rights. Correspondingly, the Company will not be entitled to a federal income tax deduction as the result of the grant or the exercise of any Purchase Right.

    TAXATION OF PROCEEDS

    CAPITAL GAINS TREATMENT. Upon the subsequent sale or other disposition of Common Stock acquired upon the exercise of a Purchase Right, an employee will generally recognize long-term capital gain or loss if such sale is made after the later of:

        1.  Two years from the first day of the Purchase Right Period; or

        2.  One year from the last day of the Purchase Right Period.

    ORDINARY INCOME. If the participant sells or otherwise disposes of Common Stock prior to the expiration of the one- and two-year holding periods, the participant will generally recognize ordinary income in the year of sale or other disposition in an amount equal to the excess of (1) the fair market value of the share on the last day of the Purchase Right period over (2) the exercise price of the Purchase Right.

    The amount of ordinary income recognized by the participant will be added to the participant's basis in the Common Stock received upon exercise of the Purchase Right. Any remaining gain or loss recognized upon the disposition of the Common Stock will be short-or long-term capital gain or loss depending on whether the sale occurs more than one year following the last day of the Purchase Right Period in which the Common Stock was purchased.

    In the case of a premature disposition that triggers the gain or loss of ordinary income, subject to the deduction limitations under Code Section 162(m), the Company will be entitled to a deduction equal to the amount of ordinary income taxable to the participant. Accordingly, the participant is required to notify the Company in the event of such a premature disposition.

    THE BOARD BELIEVES THAT THE ESP PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

                 PROPOSAL 4--RATIFICATION OF THE APPOINTMENT OF
                DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS

    The Audit Committee of the Board has selected Deloitte & Touche LLP as independent public accountants to audit the financial statements of the Company for 1997. Deloitte & Touche LLP served as the Company's independent pubic accountants for 1996. A member of that firm is expected to be present at the 1997 Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Deloitte & Touche LLP, if it should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Audit Committee will appoint independent public accountants for 1997. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1997. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and certain of its officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Commission. Insiders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5s were required for those persons, the Company believes that its Insiders complied with all applicable Section 16(a) filing requirements for 1996.

                                 OTHER BUSINESS

    The Company is not aware of any other business to be presented at the 1997 Annual Meeting. All shares represented by Company proxies will be voted in favor of the proposals of the Company described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, Company proxy holders will vote thereon according to their best judgment.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

    Any stockholder who wishes to present a proposal for action at the 1998 Annual Meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management must notify the Company no later than January 7, 1998 in such form as required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                 ANNUAL REPORTS

    A COPY OF THE COMPANY'S 1996 ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1996 IS BEING MAILED TO EACH STOCKHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT.

    THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996. THIS REPORT CONTAINS DETAILED INFORMATION CONCERNING THE COMPANY AND ITS OPERATIONS, SUPPLEMENTARY FINANCIAL INFORMATION AND CERTAIN SCHEDULES WHICH ARE NOT INCLUDED IN THE 1996 ANNUAL REPORT. A COPY OF THIS REPORT WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO: ROY L. OLOFSON, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, PIA MERCHANDISING SERVICES, INC., 19900 MACARTHUR BOULEVARD, SUITE 900, IRVINE,

CALIFORNIA 92718; TELEPHONE NUMBER (714) 476-2200. THE ANNUAL REPORT AND FORM 10-K ARE NOT PART OF THE COMPANY'S SOLICITING MATERIAL.

                            PROXIES AND SOLICITATION

    Proxies for the 1997 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company personally or by telephone. The Company will reimburse banks, brokers custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

    All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors

                                          PATRICK C. HADEN
                                          SECRETARY

Irvine, California
May 8, 1997

                                   APPENDIX-1
                        PIA MERCHANDISING SERVICES, INC.
                       1995 STOCK OPTION PLAN, AS AMENDED

    Section 1. DESCRIPTION OF PLAN. This is the 1995 Stock Option Plan, dated December 5, 1995 (the "Plan"), of PIA Merchandising Services, Inc., a Delaware corporation (the "Company"). Under the Plan, officers, certain directors, key employees and consultants of the Company or its wholly-owned Subsidiaries (as defined below), to be selected as set forth below, may be granted options ("Options") to purchase shares of the common stock of the Company ("Common Stock"). The Plan permits the granting of both Options that qualify for treatment as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). For purposes of the Plan, the term "Subsidiary" shall mean any corporation or other entity of which 50% or more of the voting stock (or equivalent thereof) is owned by the Company or by another Subsidiary (as so defined) of the Company.

    Section 2. PURPOSE OF PLAN. The purpose of the Plan and of granting Options to specified persons is to further the growth, development and financial success of the Company and the Subsidiaries by providing additional incentives to certain officers, directors, key employees and consultants of the Company. By assisting such persons in acquiring shares of the Company's Common Stock, the Company can ensure that such persons will themselves benefit directly from the Company's and the Subsidiaries' growth, development and financial success.

    Section 3. ELIGIBILITY. The persons who shall be eligible to receive grants of Options under the Plan shall be, at the time of the grant, the officers, certain directors, key employees and consultants of the Company and the Subsidiaries, excluding those directors of the Company and its Subsidiaries who serve on the Committee (as defined in Section 4). Notwithstanding the preceding sentence, only persons who are employees of the Company and the Subsidiaries) shall be eligible to receive grants of Incentive Stock Options under the Plan. In addition, a person who holds an Option is herein referred to as a "Participant." More than one Option may be granted to any Participant, grants of Options may be made on more than one occasion to any Participant and any individual Participant may receive grants of Options on up to 1,000,000 shares of Common Stock. Such grants of Options under the Plan may include an Incentive Stock Option, Nonqualified Stock Option, or any combination thereof. Notwithstanding the foregoing, the Board of Directors of the Company (the "Board") may at any time or from time to time designate one or more Directors as ineligible for selection as a Participant under the Plan for any period or periods of time. The designation by the Board of a Director as ineligible for selection as a Participant under the Plan shall not affect Options previously granted to such Director under the Plan.

    Section 4. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") established by the Board. The Committee shall be constituted so as to permit the Plan to comply with the provisions of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act") and so that each member of the Committee would be an "outside director" within the meaning of Code Section 162(m). The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all the members of the Committee shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting. The Committee is authorized and empowered to administer the Plan and, subject to the Plan (a) to select the Participants, to specify the number of shares of Common Stock with respect to which Options are granted to each Participant, to specify the terms of the Options and whether such Options shall be Incentive Stock Options or Nonqualified Stock Options, and in general to grant Options; (b) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with the Plan,

                                      A1-1
which terms and conditions need not be identical as to the various Options granted; (c) to interpret the Plan; (d) to prescribe, amend and rescind rules relating to the Plan; (e) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (f) to determine the rights and obligations of Participants under the Plan; (g) to specify the Option Price (as hereinafter defined); (h) to accelerate the time during which an Option may be exercised, including, but not limited to, upon a change of control of the Company, and to otherwise accelerate the time or extend the post-termination exercise period during which an Option may be exercised, in each case notwithstanding the provisions in the Option Agreement (as defined in Section 13) stating the time during which it may be exercised; and (i) to make all other determinations deemed necessary or advisable for the administration of the Plan. The good faith interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, conclusive and binding. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

    Section 5. SHARES SUBJECT TO THE PLAN. The number of shares of Common Stock in respect of which Options may be granted under the Plan is 1,000,000, subject to adjustment as provided in Section 12 hereof. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise shall again become available for the granting of additional Options under the Plan. Notwithstanding the foregoing, shares subject to a terminated Option shall continue to be considered to be outstanding for purposes of determining the maximum number of shares that may be issued to a Participant. Similarly, the repricing of an Option will be considered the grant of a new Option for this purpose.

    Section 6. OPTION PRICE. Except as provided in Section 12 hereof, the purchase price per share (the "Option Price") of the shares of Common Stock underlying each Incentive Stock Option shall be not less than the fair market value of such shares on the date of granting of the Incentive Stock Option; provided, however, that if the Participant is a ten percent (10%) stockholder of the Company as detailed in Code Section 422(b)(6) at the time such Option is granted (determined after taking into account the constructive ownership rules of Section 424(d) of the Code), the Option Price shall be not less than 110 percent (110%) of said fair market value. The Option Price of the shares of Common Stock underlying each Nonqualified Stock Option shall be not less than eighty-five percent (85%) of the fair market value of such shares on the date of granting of the Nonqualified Stock Option; provided, however, that with respect to any Nonqualified Stock Option granted to a "covered employee" (as such term is defined in Section 162(m) of the Code), the Option Price of the shares of Common Stock underlying such Nonqualified Stock Option shall be not less than the fair market value of such shares on the date of granting of such Nonqualified Stock Option. The fair market value of such shares shall be determined by the Committee on the basis of the average, rounded to the nearest eighth, of the Quoted Prices of a share of Common Stock for the five consecutive business days prior to the day as of which the fair market value of the Common Stock is being determined. The "Quoted Price" of a share of Common Stock shall be the last reported sales price of the Common Stock as reported by the NASDAQ National Market System ("NASDAQ") or, if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange or, if the Common Stock is not so reported or listed, the average of the last reported bid and asked price of the Common Stock.

    Section 7. RESTRICTIONS ON GRANTS; VESTING OF OPTIONS. Notwithstanding any other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to ten (10) years from December 5, 1995. All Options granted pursuant to the Plan shall be granted pursuant to Option Agreements, as described in Section 13 hereof. The vesting of all Options may be based on the Company's attaining of performance criteria as specified at the time of the granting thereof and/or may also be based on the passage of time. The Committee shall determine the performance criteria, the performance measurement period and the vesting schedule applicable to each Option or group of Options

                                      A1-2
in a schedule, a copy of which shall be filed with the records of the Committee and attached to each Option Agreement to which the same applies. The performance criteria, the performance measurement period and the vesting schedule and period of exercisability need not be identical for all Options granted hereunder. Following the conclusion of each applicable performance measurement period, the Committee shall determine, in its sole good faith judgment, the extent, if at all, that each Option subject thereto shall have vested based upon the applicable performance criteria and vesting schedule. To the extent each such Option shall not have vested, because the applicable performance criteria has not been met, and does not also vest based on the passage of time, it shall, to that extent, automatically terminate and cease to be exercisable to such extent notwithstanding the stated term during which it may be exercised. The Committee shall promptly notify each affected Participant of such determination. The Committee may periodically review the performance criteria applicable to any Option or Options and, in its sole good faith judgment, may adjust the same to reflect unanticipated major events, such as catastrophic occurrences, mergers, acquisitions and the like.

    Section 8. SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all incentive stock option plans of the Company and the Subsidiaries exceeds $100,000, or such other limit as may be required by the Code, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.

    Section 9. EXERCISE OF OPTIONS. Subject to all other provisions of the Plan, once vested, each Option shall be exercisable for the full number of shares of Common Stock subject thereto, or any part thereof, in such installments and at such intervals as the Committee may determine in granting such Option, provided that no option may be exercisable subsequent to its termination date. Once vested, and prior to its termination date, an Option may be exercised by the Participant by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including, without limitation and in the sole discretion of the Committee, the assignment and transfer by the Participant to the Company of outstanding shares of Common Stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule 16b-3, if applicable. In connection with such assignment and transfer, the Company shall have the right to deduct any fractional shares to be paid to the Participant. Once vested, and prior to its termination date, an Option may only be exercised by the Participant or, in the event of death of the Participant, by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution. Notwithstanding the foregoing in the immediately preceding sentence, in the event of disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, a designee, or if the Participant has no designee, the legal representative, of such Participant may exercise the Option on behalf of such Participant (provided such Option would have been exercisable by such Participant) until the right to exercise such Option expires, as set forth in such Participant's particular Option Agreement. No Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable during the first six (6) months after the date such Option is granted.

    Section 10. ISSUANCE OF COMMON STOCK. The Company's obligation to issue shares of its Common Stock upon exercise of an Option is expressly conditioned upon the compliance by the Company with any registration or other qualification obligations with respect to such shares under any state or federal law or

                                      A1-3
rulings and regulations of any government regulatory body and the making of such investment representations or other representations and undertakings by the Participant (or the Participant's legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification obligations with respect to such shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Participant (or the Participant's legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing of such shares; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares (or, if applicable, an appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies; provided, however, that any such legend or data entry shall be removed when no longer applicable. The Company, during the term of the Plan, will at all times reserve and keep available, and will use its reasonable efforts to obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain, from any regulatory body having jurisdiction, authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    Section 11.  NONTRANSFERABILITY.

    (a) Except as provided in Section 11(b), an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.

    (b) The Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options to be granted to a Participant to be on terms which permit transfer by such Participant to (a) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (c) a partnership in which such Immediate Family Members are the only partners, provided that (i) there may be no consideration for any such transfer, (ii) the Option Agreement (defined below) pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 11, and (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 11(a). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 9 and 10 hereof the term "Participants" shall be deemed to refer to the transferee. The events of termination of employment of
Section 25 hereof shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in the Option Agreement. Any permitted transferee shall be required prior to any transfer of an Option or shares of Common Stock acquired pursuant to the exercise of an Option to execute a written undertaking to be bound by the provisions of the applicable Option Agreement.

    Section 12. ADJUSTMENTS UPON CAPITALIZATION AND CORPORATE CHANGES; SUBSTITUTE OPTIONS. Subject to Section 15(b) hereof, if the outstanding shares of the Common Stock of the Company are changed into, or exchanged for, a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization or reclassification, or if the number of outstanding shares is changed through a stock split, stock dividend, stock consolidation or like capital adjustment, or if the Company makes a distribution in partial liquidation or any other comparable extraordinary distribution with respect to its Common Stock, an appropriate adjustment shall be made by the Committee in the number, kind or Option Price of shares as to which Options may be granted. A corresponding adjustment shall likewise be made in

                                      A1-4
the number, kind or Option Price of shares with respect to which unexercised Options have theretofore been granted. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the good faith determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

    If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation or its subsidiaries, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options to purchase stock of such corporation held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each such person, the Option Price of such Option (which may be determined without regard to Section 6 hereof) and the terms and conditions of such substitute Options; provided, however, that the Option Price of each such substituted Option which is an Incentive Stock Option shall be an amount such that, in the sole and absolute judgment of the Committee (and in compliance with Section 424(a) of the Code in the case of an Incentive Stock Option), the economic benefit provided by such Option is not greater than the economic benefit represented by the option in the acquired corporation as of the date of the Company's acquisition of such corporation. Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which would cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Exchange Act may apply, not to comply with such Rule 16b-3.

    Section 13. OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written stock option agreement ("Option Agreement") executed by the Company and the Participant which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein; (b) shall indicate whether such Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and if an Incentive Stock Option, shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code; and (c) may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

    Section 14. RIGHTS AS A STOCKHOLDER. A Participant or permitted transferee of a Participant shall have no rights as a stockholder with respect to any shares covered by an Option until the date of an entry evidencing such ownership is made in the stock transfer books of the Company (the "Exercise Date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date.

    Section 15.  TERMINATION OF OPTIONS, ACCELERATION OF OPTIONS.

    (a) Each Option shall terminate and expire, and shall no longer be subject to exercise, as the Committee may determine in granting such Option, and each Option granted under the Plan shall set forth a termination date thereof, which, subject to earlier termination as set forth in Section 7 or this Section 15 hereof, or as otherwise set forth in each particular Option Agreement, with respect to Nonqualified Stock Options, shall be no later than ten years from the date such Option is granted, and with respect to Incentive Stock Options, shall also be no later than ten years from the date such Option is granted, unless the Participant is a ten percent (10%) stockholder of the Company (as described in Section 422(b)(6) of the Code, and determined after taking into account the constructive ownership rules of Section 424(d) of the Code) at the time such Option is granted, in which case the Option shall terminate and expire no later than five years from the date of the grant thereof. An Incentive Stock Option shall contain any additional termination events required by Section 422 of the Code.

                                      A1-5

    (b) Subject to Section 15(c) hereof, unless the Committee shall, in its sole discretion, determine otherwise, upon (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger or consolidation in which the Company does not survive, (iii) upon any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company's stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, or (iv) upon any acquisition by any person or group (as defined in Section 13(d) of the Securities Act of 1934) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock (each of the events described in clauses (i), (ii), (iii) or (iv) is referred to herein individually as an "Extraordinary Event"), the Plan and each outstanding Option shall terminate. In such event each Participant shall have the right until 10 days before the effective date of the Extraordinary Event to exercise, in whole or in part, any unexpired Option or Options issued to the Participant, to the extent that said Option is then vested and exercisable pursuant to the provisions of said Option or Options and of Section 7 hereof.

    The termination of employment of, or the termination of a consulting relationship with, a Participant for any reason shall not accelerate or otherwise affect the number of shares with respect to which an Option may be exercised; provided, however, that the Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

    (c) Notwithstanding the provisions of Section 7 or paragraphs (a) or (b) of this Section 15, or any provision to the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, at any time, or from time to time, may elect to accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 15(c), each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion; provided, however, that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not adversely affect the rights of any Participant without the consent of the Participant so adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such stated period shall terminate automatically and become null and void.

    Section 16. WITHHOLDING OF TAXES. The Company, or a Subsidiary, as the case may be, may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such Subsidiaries to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of Common Stock issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or such Subsidiaries') concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company (or such Subsidiaries) by the Participant of the required withholding tax, as the Committee may determine. The Company may permit the Participant to elect to surrender, or authorize the Company to withhold, shares of Common Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of the Company's withholding obligation, subject to such restrictions as the Committee deems necessary to satisfy the requirements of Rule 16b-3. However, no fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid, by the Company. The Company shall have the right to deduct fractional shares to be paid to the Participant as a result of such surrender or withholding of shares.

    Section 17. EFFECTIVENESS AND TERMINATION OF PLAN. The Plan shall be effective on the date on which it is adopted by the Board, provided the Plan is approved by the stockholders of the Company within

                                      A1-6
twelve (12) months of December 5, 1995 and on or prior to the date of the first annual meeting of stockholders of the Company held subsequent to the acquisition of an equity security by a Participant hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or in any Option Agreement, no Option shall be exercisable prior to such stockholder approval. The Plan shall terminate at the earliest of the time when all shares of Common Stock which may be issued hereunder have been so issued, or at such time as set forth in Section 15(b) hereof; provided, however, that the Board may in its sole discretion terminate the Plan at any other time. Unless earlier terminated by the Board, the Plan shall terminate on December 5, 2005. Subject to Section 15(b) hereof, no such termination shall in any way affect any Option then outstanding.

    Section 18. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

    Section 19. AMENDMENT OF PLAN. The Board may (a) make such changes in the terms and conditions of granted Options as it deems advisable, provided each Participant adversely affected by such change consents thereto, and (b) make such amendments to the Plan as it deems advisable. Such amendments and changes shall include, but not be limited to, acceleration of the time at which an Option may be exercised, but may not, without the written consent or approval of the holders of a majority of that voting stock of the Company which is represented and is entitled to vote at a duly held stockholder's meeting (i) increase the maximum number of shares subject to Options, except pursuant to
Section 12 hereof, (ii) change the designation of the class of employees eligible to receive Incentive Stock Options, or (iii) in any manner modify the Plan such that it fails to meet the requirements of Rule 16b-3 of the Exchange Act for the exemption of the acquisition, cancellation, expiration or surrender of Options from the operation of Section 16(b) of the Exchange Act.

    Section 20. TRANSFERS AND LEAVES OF ABSENCE. For purposes of the Plan, (a) a transfer of a Participant's employment or consulting relationship, without an intervening period, between the Company and a Subsidiary shall not be deemed a termination of employment or a termination of a consulting relationship, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of, or in a consulting relationship with, the Company (or a Subsidiary, whichever is applicable) during such leave of absence. Notwithstanding the foregoing, for purposes of determining the exercisability of an Incentive Stock Option, a Participant who is on a leave of absence that exceeds ninety (90) days will be considered to have terminated his or her employment on the ninety-first (91st) day of the leave of absence, unless the Participant's rights to reemployment are guaranteed by statute or contract.

    Section 21. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation on the Participant to exercise such Option.

    Section 22. GOVERNING LAW. The Plan and any Option granted pursuant to the Plan shall be construed under and governed by the laws of the State of Delaware without regard to conflict of law provisions thereof.

    Section 23. NOT AN EMPLOYMENT OR OTHER AGREEMENT. Nothing contained in the Plan or in any Option Agreement shall confer, intend to confer or imply any rights of employment or any rights to any other relationship or rights to continued employment by, or rights to a continued consulting relationship with, the Company or any Subsidiaries in favor of any Participant or limit the ability of the Company or any Subsidiaries to terminate, with or without cause, in its sole and absolute discretion, the employment of, or relationship with, any Participant, subject to the terms of any written employment or other agreement to which a Participant is a party.

    Section 24. RULE 16b-3. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provision of

                                      A1-7
the Plan or any such grant would disqualify the Plan or such grant under, or would not otherwise comply with, Rule 16b-3, such provision or grant shall be construed or deemed amended to conform to Rule 16b-3.

    Section 25. TERMINATION OF EMPLOYMENT. The terms and conditions under which an Option may be exercised after a Participant's termination of employment shall be determined by the Committee and shall be specified in the Option Agreement. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined in accordance with the provisions of Section 422 of the Code.

    Section 26. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as directors, the members of the Board or Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including reasonable attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is not entitled to indemnification under applicable law; provided that within 60 days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company's expense, to handle and defend the same.

                                      A1-8

                                   APPENDIX-2
                        PIA MERCHANDISING SERVICES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I.
                           Purpose and Effective Date

    The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by, Employees of PIA Merchandising Services, Inc. or any Subsidiary that maintains the Plan in order to increase their proprietary interest in the success of the Company.

    The effective date of the Plan is February 17, 1997.

                                  ARTICLE II.
                                  Definitions

    Whenever capitalized in the text, the following terms shall have the meanings set forth below.

    2.1 "ACCOUNT" shall mean the account established pursuant to Section 3.5 to hold a Participant's contributions to the Plan.

    2.2 "BOARD" shall mean the Board of Directors of PIA Merchandising Services, Inc.

    2.3 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    2.4 "COMMITTEE" shall mean the Board of PIA Merchandising Services, Inc. or a committee designated by the Board to administer the Plan. The Board may appoint and remove members of the Committee at any time.

    2.5 "COMMON STOCK" shall mean the common stock of PIA Merchandising Services, Inc.

    2.6 "COMPANY" shall mean PIA Merchandising Services, Inc., a Delaware corporation, as well as any Subsidiary whose employees participate in the Plan with the consent of the Board.

    2.7 "EMPLOYEE" shall mean any person who is treated as an employee of the Company for purposes of the Code. This term does not include members of the Board unless they are employed by the Company in a position in addition to their duties as directors.

    2.8 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

    2.9 "FAIR MARKET VALUE" of Common Stock shall be determined in accordance with the following rules.

    (a) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

    (b) If not listed or admitted to trading on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market of the Nasdaq Stock Market ("Nasdaq National Market") or, if no such reported sale takes place on that day, the average of the closing bid and asked prices on that day.

    (c) If not included in the Nasdaq National Market, Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on that day reported by the Nasdaq Stock Market, or any comparable system on that day.

                                      A2-1

    (d) If the Common Stock is not included in the Nasdaq Stock Market or any comparable system, Fair Market Value shall be the closing bid and asked prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

    2.10 "PARTICIPANT" shall mean an Employee who has been granted a Purchase Right under the Plan.

    2.11 "PLAN" shall mean the PIA Merchandising Services, Inc. Employee Stock Purchase Plan.

    2.12 "PURCHASE RIGHT" shall mean a right to purchase Common Stock granted pursuant to the Plan.

    2.13 "PURCHASE RIGHT PERIOD" shall mean the following periods:

    (a) February 1 through April 30;

    (b) May 1 through July 31;

    (c) August 1 through October 31; and

    (d) November 1 through January 31.

    The first Purchase Right Period shall commence on August 1, 1997 and shall end on October 31, 1997.

    2.14 "STOCKHOLDERS" shall mean the holders of Common Stock.

    2.15 "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                  ARTICLE III.
                         Eligibility and Participation

    3.1  ELIGIBILITY.

    (a) All Employees who have worked for the Company for six (6) months are eligible to participate in the Plan. For this purpose, an employee will be considered to have worked for the Company for six (6) months if he or she has completed at least twenty-four (24) complete weeks of employment with the Company, not necessarily consecutive, in any twenty-six (26) week period, aggregating all separate periods of employment in such twenty-six (26) week period.

    (b) No Employee may be granted a Purchase Right if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Subsidiary. For this purpose, an Employee's ownership interest shall be determined in accordance with the constructive ownership rules of Code Section 424(d).

    3.2  PAYROLL WITHHOLDING.

    (a) Employees who have satisfied the eligibility conditions of Section 3.1 above may enroll as Participants by executing prior to the commencement of each Purchase Right Period a form provided by the Committee on which they designate:

        (i) the dollar amount (not a percentage of compensation) to be deducted from their paychecks and contributed to their Accounts for the purchase of Common Stock, which shall not be less than twenty dollars ($20) per week or eighty dollars ($80) per month; and/or

        (ii) the amount of funds, if any, which they will deposit at the beginning of the Purchase Right Period for the purchase of Common Stock.

                                      A2-2

    (b) Once chosen, the rate of contributions for a Purchase Right Period cannot be decreased or increased without terminating the Purchase Right. However, pursuant to rules and procedures prescribed by the Committee, a Participant may make additional contributions to make up any contributions that he or she failed to make while on a leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Purchase Right Period.

    3.3  LIMITATIONS.

    (a) Notwithstanding anything herein to the contrary, a Participant may not accrue a right to purchase shares of Common Stock under the Plan at a rate that exceeds six thousand two hundred fifty dollars ($6,250) per Purchase Right Period or twenty-five thousand dollars ($25,000) per calendar year, determined in accordance with Code Section 423(b)(8). No proration of the twenty-five thousand dollar ($25,000) amount is required if the Plan was not in existence for entire calendar year.

    (b) The twenty-five thousand dollar ($25,000) limitation shall apply to the Participant's right to purchase Common Stock under the Plan and under all other employee stock purchase plans described in Code Section 423 that are maintained by the Company and its Subsidiaries.

    (c) These dollar limitations apply to the Fair Market Value of Common Stock determined at the time the Purchase Right is granted.

    3.4  GRANTING OF PURCHASE RIGHTS.

    (a) Upon the Employee's completion and return of the enrollment form, the Committee will, at the commencement of the Purchase Right Period, grant a Purchase Right to allow the Participant to purchase the number of whole shares of Common Stock calculated by:

        (i) multiplying the dollar amount of the deduction designated by the Participant by the number of payroll periods in the Purchase Right Period;

        (ii) adding the result to the amount of funds (if any) to be deposited by the Participant with the Plan at the beginning of the Purchase Right Period (including amounts rolled over from the previous Purchase Right Period pursuant to Section 4.2(d) below); and

       (iii) dividing this sum by the Fair Market Value of a share of Common Stock on the first day of the Purchase Right Period.

    (b) Notwithstanding the provisions of Paragraph (a) above, the price at which each share covered by a Purchase Right will be purchased will in all instances be the lesser of:

        (i) one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the first day of the applicable Purchase Right Period; or

        (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last day of that Purchase Right Period.

    (c) In no event will the provisions of Paragraph (b) increase the number of shares that can be purchased pursuant to the provisions of Paragraph (a) above. Any Participant contributions in excess of those needed to purchase the maximum number of shares determined under Paragraph (a) above will either be applied to the next Purchase Right Period or be refunded, pursuant to the rules of Section 4.2(d) below.

    3.5  ESTABLISHMENT OF ACCOUNTS.

    (a) All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution) will be deposited into a separate Account maintained for the Participant.

    (b) No interest will be earned on any contributions.

                                      A2-3

    (c) A Participant may not withdraw any amounts from his or her Account without terminating his or her Purchase Right for the applicable Purchase Right Period pursuant to Section 4.1 below.

                                  ARTICLE IV.
                                Purchase Rights

    4.1  TERMINATION OF PURCHASE RIGHTS.

    (a) A Participant may withdraw from the Plan at any time prior to the last day of the Purchase Right Period by submitting written notice to the Company. The Participant's Purchase Right shall terminate upon his or her withdrawal from the Plan.

    (b) A Purchase Right shall terminate automatically if the Participant holding the Purchase Right:

        (i) ceases to be employed by the Company for any reason for more than ninety (90) days; or

        (ii) is on a leave of absence in excess of ninety (90) days, unless the Participant's rights to reemployment are guaranteed by statute or contract.

    (c) Upon the termination of a Purchase Right, all amounts held in the Participant's Account shall be refunded to the Participant no later than ninety
(90) days after the date of termination.

    (d) Notwithstanding the above provisions of this Section 4.1, in the event that a Participant ceases making contributions during a Purchase Right Period, the Participant may elect to leave his or her prior contributions in the Plan to be used to purchase Common Stock at the end of the Purchase Right Period. However, in no event can a Participant:

        (i) reduce (but not eliminate) his or her contributions during a Purchase Right Period; or

        (ii) suspend his or her contributions and recommence making them in the same Purchase Right Period, unless due to a leave of absence.

    4.2  EXERCISE OF PURCHASE RIGHTS.

    (a) Unless previously terminated, Purchase Rights will be exercised automatically on the last day of the Purchase Right Period.

    (b) Except as provided in Section 3.2(b) above, payment for shares to be purchased at the termination of the Purchase Right Period may only be made from funds:

        (i) deposited at the beginning of a Purchase Right Period; and/or

        (ii) accumulated through payroll deductions made during the Purchase Right Period.

    (c) If the amount in the Participant's Account at the end of the Purchase Right Period is insufficient to purchase all the shares covered by the Purchase Right granted to the Participant, those funds will be used to purchase as many whole shares as possible.

    (d) If the balance of the Participant's Account on the date of purchase exceeds the purchase price of the whole number of shares to be acquired, the surplus shall be applied to the next Purchase Right Period, unless the Participant elects to receive a refund in accordance with rules and procedures prescribed by the Committee.

    (e) The Company, at its option may either (i) issue stock certificates to each individual purchaser for the whole number of shares of Common Stock or (ii) issue one or more global stock certificates for the aggregate number of shares of Common Stock, and maintain records of the amount of Common Stock owned by each individual purchaser, as soon as practicable following the date of the exercise of the Purchase Right.

                                      A2-4

    4.3 TERMINATION EVENT. The following provisions of this Section 4.3 shall apply, notwithstanding anything herein to the contrary.

    (a) A "Termination Event" shall be deemed to occur as a result of (i) a transaction in which the Company will cease to be an independent publicly-owned corporation or (ii) a sale or other disposition of all or substantially all the assets of the Company.

    (b) All Purchase Rights shall be automatically exercised immediately preceding the Termination Event. In such an event, the Fair Market Value of the Common Stock on that date for purposes of Section 3.4(b)(ii) above shall be deemed to be the consideration paid for the Common Stock in the transaction.

    4.4 NON-TRANSFERABILITY OF PURCHASE RIGHTS. A Purchase Right may not be assigned or otherwise transferred by a Participant other than by will and the laws of descent and distribution. During the lifetime of the Participant, the Purchase Right may be exercised only by the Participant.

                                   ARTICLE V.
                                  Common Stock

    5.1  SHARES SUBJECT TO PLAN.

    (a) The maximum number of shares of Common Stock which may be issued under the Plan is two hundred thousand (200,000) shares, subject to adjustment under
Section 5.2 below.

    (b) If any outstanding Purchase Right is terminated for any reason prior to its exercise, the shares allocable to the Purchase Right may again become subject to purchase under the Plan.

    (c) The Common Stock issuable under the Plan may be previously unissued or may have been reacquired by the Company in the open market (or otherwise).

    5.2 ADJUSTMENT UPON CHANGES IN CAPITALIZATION. A proportionate adjustment shall be made by the Committee in the number, price and kind of shares subject to outstanding Purchase Rights if the outstanding shares of Common Stock are increased, decreased or exchanged for different securities, through reorganization, recapitalization, reclassification or other similar transaction (not constituting a Termination Event under Section 4.3 above).

                                  ARTICLE VI.
                              Plan Administration

    6.1  ADMINISTRATION.

    (a) The Plan shall be administered by the Committee. The Committee shall have authority to:

        (i) interpret the Plan;

        (ii) prescribe rules and procedures relating to the Plan; and

       (iii) take all other actions necessary or appropriate for the administration of the Plan.

    (b) A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by:

        (i) a majority of the members present at any meeting; or

        (ii) all of the members in writing without a meeting.

    (c) All decisions of the Committee shall be final and binding on all Participants.

                                      A2-5

    (d) No member of the Committee shall be liable for any action or inaction made in good faith with respect to the Plan or any Purchase Right granted under it.

    6.2  INDEMNIFICATION.

    (a) To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan. This indemnity shall not apply, however, if:

        (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or

        (ii) the individual fails to assist the Company in defending against any such claim.

    (b) Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit. Furthermore, the Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

                                  ARTICLE VII.
                           Amendment and Termination

    7.1 AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan at any time by means of written action, except with respect to outstanding Purchase Rights.

    7.2  STOCKHOLDERS APPROVAL.

    (a) No shares of Common Stock shall be issued under the Plan unless the Plan is approved by the Stockholders within twelve (12) months before or after the date of the adoption of the Plan by the Board.

    (b) If the Plan is not approved by the Stockholders within that time period, the Plan and all Purchase Rights issued under the Plan will terminate and all contributions will be refunded to the Participants. The approval by the Stockholders must relate to:

        (i) the class of individuals who may be Participants; and

        (ii) the aggregate number of shares to be granted under the Plan.

If either of those items are changed, the approval of the Stockholders must again be obtained.

                                 ARTICLE VIII.
                             Miscellaneous Matters

    8.1 UNIFORM RIGHTS AND PRIVILEGES. The rights and privileges of all Participants under the Plan shall be the same.

    8.2 APPLICATION OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to Purchase Rights may be used for any corporate purpose.

    8.3 NOTICE OF DISQUALIFYING DISPOSITION. A Participant must notify the Company if the Participant disposes of stock acquired pursuant to the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the sale.

                                      A2-6

    8.4  NO ADDITIONAL RIGHTS.

    (a) Neither the adoption of this Plan nor the granting of any Purchase Right shall:

        (i) affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or

        (ii) confer upon any Participant the right to continue to be employed by the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any Participant at any time, with or without cause.

    (b) No Participant shall have any rights as a Stockholder with respect to shares covered by a Purchase Right until the time at which the Fair Market Value of the Common Stock is determined on last day of the Purchase Right Period in which the shares were purchased.

    (c) No adjustments will be made for cash dividends or other rights for which the record date is prior to the date of the exercise of the Purchase Right.

    8.5  GOVERNING LAW.

    (a) The Plan and all actions taken under it shall be governed by and construed in accordance with the laws of the State of California.

    (b) The provisions of this Plan shall be interpreted in a manner that is consistent with this Plan satisfying the requirements of Code Section 423.

    To signify its adoption of the Plan, the Company has caused its execution.

                                PIA Merchandising Services, Inc.,
                                a Delaware corporation

Dated: February 17, 1997        By:  /s/ CLINTON E. OWENS
                                     -----------------------------------------
                                     Name: Clinton E. Owens
                                     Title: Chairman and Chief Executive Officer

                                      A2-7

                                   APPENDIX-3
                                 FORM OF PROXY

PROXY

                        PIA MERCHANDISING SERVICES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Clinton E. Owens and John A. Colwell, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of PIA Merchandising Services, Inc. (the "Company") held of record by the undersigned as of April 22, 1997, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92718, beginning at 10:00 a.m., Pacific Time, on Friday, June 6, 1997, and at any adjournments thereof, upon the following matters:

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.  ELECTION OF DIRECTORS

     / /  FOR all nominees listed below    / /  WITHHOLD AUTHORITY
        (EXCEPT AS NOTED BELOW)               TO VOTE FOR ALL NOMINEES LISTED
                                              BELOW

    (INSTRUCTIONS:  To withhold authority to vote for any nominee, line through or otherwise strike out the nominee's name below.)

     Clinton E. Owens                    Joseph H. Coulombe
     John A. Colwell                     Edwin E. Epstein
     Patrick C. Haden                    J. Christopher Lewis

2. APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1995 STOCK OPTION PLAN, AS DESCRIBED IN THE PROXY STATEMENT

     / /  FOR                 / /  AGAINST             / /  ABSTAIN

3.  ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

     / /  FOR                 / /  AGAINST             / /  ABSTAIN

4. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1997

     / /  FOR                 / /  AGAINST             / /  ABSTAIN

5.  OTHER MATTERS

    In their discretion, Clinton E. Owens and John A. Colwell are authorized to vote upon such other business as may properly come before the meeting.

                                      A3-1

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4 ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

                                          Dated __________________________, 1997

                                          ______________________________________
                                                       (Signature)

                                          ______________________________________
                                                       (Signature)

                                          Please sign exactly as your name
                                          appears hereon. Joint owners should
                                          each sign. When signing as attorney,
                                          executor, administrator, trustee,
                                          guardian or corporate officer, please
                                          give full title as such.

                                          The signer hereby revokes all proxies
                                          heretofore given by the signor to vote
                                          at said meeting or any adjournments
                                          thereof.

                                      A3-2